UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

LMP Capital and Income Fund Inc.
(SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Capital and Income Fund Inc.

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	8

Schedule of investments	9

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Statement of cash flows	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	42

Board approval of management and subadvisory agreements	43

Additional information	50

Annual chief executive officer and chief financial officer certifications	56

Dividend reinvestment plan	57

Important tax information	59

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Capital and Income Fund Inc. for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

LMP Capital and Income Fund Inc.	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the

IV	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

LMP Capital and Income Fund Inc.	V

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and declined more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18%

VI	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexvi returned 6.54%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

LMP Capital and Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is total return with an emphasis on income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed-income securities depending on the investment management’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

The Fund’s investments in equity securities will include, among other securities, common stocks, preferred stocks and convertible securities. The Fund’s investments in fixed-income securities will include, among other securities, corporate bonds, mortgage- and asset-backed securities, U.S. government obligations, investment grade and high-yield debt, including emerging market debt and high-yield sovereign debt, and loans. In addition, the Fund may use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of the Fund’s securities.

The Fund’s portfolio managers, Harry D. “Hersh” Cohen, Peter Vanderlee and Michael Clarfeld of ClearBridge Advisors, LLC (“ClearBridge”), one of the Fund’s subadvisers, oversee the Fund’s allocation between equity and fixed-income securities, as well as the Fund’s equity investments in general. They manage the equity side of the Fund with a “bottom-up” approach focused on the risk and reward of each investment opportunity. A portfolio management team at Western Asset Management Company (“Western Asset”) manages the fixed-income portion of the Fund. The fixed-income portfolio management team includes portfolio managers S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Mark Lindbloom, Michael C. Buchanan and Ryan Brist. Their focus is on portfolio structure, including sector allocation, durationi weighting and term-structure decisions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a difficult economic environment, the stock market ended a volatile 2010 with solid gains, marking a second straight annual increase. Most major domestic stock market indices ended December at or near two-year highs, extending the rally that began during the third quarter in September, but remained below the levels reached in 2007. For the reporting period, the broad S&P 500 Indexii returned 15.06%, the blue-chip Dow Jones Industrial Average (“DJIA”)iii gained 14.06% and the technology-oriented NASDAQ Composite Indexiv returned 18.15%.

During 2010, we witnessed an angry and discouraged populace, political turmoil, European countries on the brink of economic collapse, zero percent interest rates, continued high unemployment, an ongoing housing debacle, struggling municipalities, and a see-saw year for financial markets. These were just some of the issues confronting investors over the past year. The “Great Recession” was declared over, but it sure didn’t feel like that for many Americans.

To put the markets in perspective, we go back to the three factors that we

2	LMP Capital and Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

have relied upon for decades to help us. It has been our belief that the three major determinants of stock market behavior are earnings, interest rates and psychology. When earnings are in a rising trend, or beginning a recovery from depressed levels, we view that as a plus. Low interest rates are typically supportive of the price investors are willing to pay for each dollar of earnings. With regard to psychology, we feel the best opportunities for making sound purchases are when people are generally pessimistic, and conversely, during periods of extreme optimism, we find stocks offer much less attraction. When viewing 2010 through those classic lenses, the picture becomes easier to understand. Indeed, 2010 offered an environment in which we saw many companies increase earnings while interest rates hovered near record lows. These two positive factors were offset by an increasingly positive investor sentiment as the year progressed. Against this backdrop, it is less surprising that the stock market generally rose solidly in 2010.

The stock market started off the reporting period doing well, continuing the previous year’s rally into January, but it soon stumbled over fears about the potential impact of the European sovereign debt crisis and fell to new lows in February. The market managed to recover over the remainder of the first quarter and rose into the start of the second. The market was then shaken badly by the dramatic May 6th intraday point drop known as the “flash crash” and driven to new lows for the year in July by weaker-than-expected employment data. Those lows were tested over the summer as investors continued to forgo stocks for the relative safety of U.S. Treasuries, which fell to record low yields after weak housing sales data fueled fears that the fragile economy could fall into a double-dip recession.

Following indications from the Federal Reserve Board (“Fed”)v in late August of a second round of monetary stimulus, known as Quantitative Easing 2 or QE2, the market reversed course and began to rally at the start of September. The advance continued into the fourth quarter as stocks reacted positively to the mid-term election results and the start of QE2 in November, the extension of the Bush-era tax package in December and improving economic and corporate earnings data.

During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating.

LMP Capital and Income Fund Inc. 2010 Annual Report	3

Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Fed continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexvi returned 6.54% for the twelve months ended December 31, 2010.

Q. How did we respond to these changing market conditions?

A. During 2010, we broadly continued along the path we began in the second half of 2009: reducing the Fund’s exposure to fixed-income securities and increasing the Fund’s exposure to what we consider to be high-quality, relatively high-yielding equities. During the summer, we took advantage of the Fund’s lower borrowing costs and the pullback in the equity market to opportunistically increase the Fund’s debt leverage to $100 million, equivalent to a leverage ratio of approximately 20%, where we remained at year end. Within equities, we continued to generally favor large-capitalization companies with robust balance sheets and strong free cash flows.

In the fixed-income portion of the portfolio, we pared our allocation to investment grade bonds as we took opportunities to realize gains and reduce risk.

The fixed-income portion of the portfolio used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage our duration and yield curvevii exposure. Total return swaps were used to manage our mortgage-backed security (“MBS”) exposure. Euriborviii options were utilized to manage our exposure to the short end of the euro curve. We also used foreign currency contracts to manage the Fund’s currency exposure. Overall, the use of these derivative instruments modestly detracted from performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, LMP Capital and

4	LMP Capital and Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Income Fund Inc. returned 14.83% based on its net asset value (“NAV”)ix and 26.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 6.54% and 15.06%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagex returned 20.20% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.54 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$13.70 (NAV)	14.83%
$12.45 (Market Price)	26.18%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. With respect to the equity portion of the portfolio, on an absolute basis, the Fund had positive returns in nine out of ten equity market sectors during the reporting period, with the greatest contributions to return coming from the Financials, Consumer Staples and Consumer Discretionary sectors.

Relative to the S&P 500 Index, the Fund’s stock selection in the Materials, Information Technology (“IT”), Utilities and Financials sectors contributed positively to performance for the period. As for sector allocation, our underweights to the Health Care and IT sectors and our overweight to the Consumer Staples sector contributed to relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in E.I. du Pont de Nemours & Co. in the Materials sector, Spectra Energy Corp. in the Energy sector, McDonald’s Corp. in the Consumer Discretionary sector, H.J. Heinz Co. in the Consumer Staples sector and Verizon Communications Inc. in the Telecommunication Services sector.

In the fixed-income portion of the Fund, relative to the Barclays Capital U.S. Aggregate Index, the largest contributor to performance was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

An overweight to the investment grade corporate bond market also enhanced results. The asset class performed well due to generally better-than-expected corporate profits and overall robust demand. In particular, our Financials holdings American International Group

LMP Capital and Income Fund Inc. 2010 Annual Report	5

Inc. and Citigroup Inc. produced the best results. Additionally, our positions in Comcast Corp. in the Consumer Discretionary sector and CVS Caremark Corp. in the Consumer Staples sector were beneficial for performance.

We tactically adjusted the Fund’s duration during the reporting period. Overall, the Fund’s duration, which was longer than that of the Barclays Capital U.S. Aggregate Index, enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. With respect to the equity portion of the portfolio, on an absolute basis, the Fund had a negative return from the Energy sector for the reporting period. Relative to the S&P 500 Index, both the Fund’s overall stock selection and overall sector allocation detracted from performance for the period. In particular, stock selection in the Energy, Industrials, Consumer Staples and Consumer Discretionary sectors detracted from relative performance for the period, as did an overweight to the Utilities sector and an underweight to the Consumer Discretionary sector. The Fund’s allocation to convertible securities also negatively impacted relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Total SA (ADR), BP PLC (ADR) and Diamond Offshore Drilling Inc., all in the Energy sector, People’s United Financial Inc. in the Financials sector and Vivendi Universal SA in the Consumer Discretionary sector.

In the fixed-income portion of the portfolio, the largest detractor from relative performance for the period was yield curve positioning. In expectation of a flattening yield curve in the U.S., we maintained an overweight to longer-term securities. This positioning was not rewarded as the curve steepened during the fourth quarter, with long-term yields rising more than their short-term counterparts.

An underweight to the commercial MBS sector was also a negative for performance. The sector was the best-performing spread sector during the reporting period given generally strong investor demand.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and

6	LMP Capital and Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

we remain focused on achieving the Fund’s investment goals.

Sincerely,

Hersh D. Cohen

Portfolio Manager
ClearBridge Advisors, LLC

Michael Clarfeld, CFA

Portfolio Manager
ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manager
ClearBridge Advisors, LLC

Western Asset Management Company

(Fixed-Income Portion)

January 18, 2011

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total investments) as of this date were: Verizon Communications Inc. (3.8%), Spectra Energy Corp. (3.8%), H.J. Heinz Co. (3.7%), Procter & Gamble Co. (3.7%), NextEra Energy Inc., 7.000% (3.4%), Total SA, ADR (3.3%), Johnson & Johnson (3.3%), Annaly Capital Management Inc. (3.3%), Kimberly-Clark Corp. (3.2%) and Waste Management Inc. (3.1%). Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2010 were: Financials (16.8%), Utilities (12.8%), Consumer Staples (12.4%), Energy (11.4%) and Industrials (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

LMP Capital and Income Fund Inc. 2010 Annual Report	7

i                     Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii                  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii               The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv                The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

v                   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii          The Euro Interbank Offered Rate (“Euribor”) is the benchmark rate at which euro interbank term deposits within the eurozone are offered by one prime bank to another prime bank.

ix                 Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x                    Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 23 funds in the Fund’s Lipper category.

8	LMP Capital and Income Fund Inc. 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†           The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives, such as written options, futures contracts, options on futures and total return swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Capital and Income Fund Inc. 2010 Annual Report	9

Schedule of investments

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 74.3%
Consumer Discretionary — 6.6%
Hotels, Restaurants & Leisure — 2.2%
McDonald’s Corp.	145,000	$11,130,200	†
Media — 2.6%
Charter Communications Inc.	11,990	466,891	(a)
Reed Elsevier PLC	650,000	5,487,640
Thomson Corp.	200,000	7,454,000	†
Total Media		13,408,531
Specialty Retail — 1.8%
Home Depot Inc.	270,000	9,466,200	†
Total Consumer Discretionary		34,004,931
Consumer Staples — 10.3%
Beverages — 0.9%
PepsiCo Inc.	71,530	4,673,055	†
Food Products — 3.9%
H.J. Heinz Co.	310,000	15,332,600	†
Kraft Foods Inc., Class A Shares	145,000	4,568,950	†
Total Food Products		19,901,550
Household Products — 5.5%
Kimberly-Clark Corp.	210,000	13,238,400	†
Procter & Gamble Co.	236,500	15,214,045	†
Total Household Products		28,452,445
Total Consumer Staples		53,027,050
Energy — 7.4%
Energy Equipment & Services — 0.4%
Diamond Offshore Drilling Inc.	30,000	2,006,100
Oil, Gas & Consumable Fuels — 7.0%
Exxon Mobil Corp.	60,000	4,387,200	†
Spectra Energy Corp.	620,000	15,493,800	†
Targa Resources Corp.	100,000	2,681,000	†
Total SA, ADR	255,000	13,637,400	†
Total Oil, Gas & Consumable Fuels		36,199,400
Total Energy		38,205,500
Financials — 12.3%
Capital Markets — 1.0%
BlackRock, Inc.	26,980	5,141,848	†
Insurance — 2.1%
Travelers Cos. Inc.	196,160	10,928,074	†

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 3.8%
Annaly Capital Management Inc.	750,000	$13,440,000	†
Chimera Investment Corp.	1,550,000	6,370,500
Total Real Estate Investment Trusts (REITs)		19,810,500
Thrifts & Mortgage Finance — 5.4%
First Niagara Financial Group Inc.	590,000	8,248,200	†
New York Community Bancorp Inc.	480,000	9,048,000	†
People’s United Financial Inc.	740,000	10,367,400	†
Total Thrifts & Mortgage Finance		27,663,600
Total Financials		63,544,022
Health Care — 5.6%
Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	285,000	7,546,800	†
GlaxoSmithKline PLC, ADR	149,000	5,843,780	†
Johnson & Johnson	220,000	13,607,000	†
Pfizer Inc.	100,000	1,751,000	†
Total Health Care		28,748,580
Industrials — 9.6%
Aerospace & Defense — 2.3%
Honeywell International Inc.	50,000	2,658,000	†
Lockheed Martin Corp.	128,000	8,948,480	†
Total Aerospace & Defense		11,606,480
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership	43	19,352	(a)(b)
Commercial Services & Supplies — 2.5%
Waste Management Inc.	350,510	12,923,304	†
Industrial Conglomerates — 3.3%
3M Co.	70,000	6,041,000	†
General Electric Co.	600,000	10,974,000	†
Total Industrial Conglomerates		17,015,000
Marine — 1.5%
Alexander & Baldwin Inc.	196,357	7,860,171	†
Total Industrials		49,424,307
Information Technology — 5.1%
IT Services — 2.6%
Automatic Data Processing Inc.	137,000	6,340,360	†
Paychex Inc.	230,000	7,109,300	†
Total IT Services		13,449,660

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	11

LMP Capital and Income Fund Inc.

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	255,000	$ 5,362,650	†
Microchip Technology Inc.	140,000	4,789,400	†
Total Semiconductors & Semiconductor Equipment		10,152,050
Software — 0.5%
Microsoft Corp.	94,000	2,624,480	†
Total Information Technology		26,226,190
Materials — 3.3%
Chemicals — 2.5%
E.I. du Pont de Nemours & Co.	180,000	8,978,400	†
PPG Industries Inc.	45,000	3,783,150	†
Total Chemicals		12,761,550
Metals & Mining — 0.8%
Nucor Corp.	100,000	4,382,000	†
Total Materials		17,143,550
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 7.2%
AT&T Inc.	420,000	12,339,600	†
Verizon Communications Inc.	440,000	15,743,200	†
Windstream Corp.	663,026	9,242,582	†
Total Telecommunication Services		37,325,382
Utilities — 6.9%
Electric Utilities — 4.0%
American Electric Power Co. Inc.	235,000	8,455,300	†
Duke Energy Corp.	251,870	4,485,805	†
Exelon Corp.	76,990	3,205,864	†
NextEra Energy Inc.	18,000	935,820
Southern Co.	94,980	3,631,085	†
Total Electric Utilities		20,713,874
Multi-Utilities — 2.9%
CenterPoint Energy Inc.	730,000	11,475,600	†
National Grid PLC, ADR	81,270	3,606,762	†
Total Multi-Utilities		15,082,362
Total Utilities		35,796,236
Total Common Stocks (Cost — $336,347,108)		383,445,748

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 8.3%
Consumer Discretionary — 0.1%
General Motors Co.	4.750%		8,000	$ 432,880
Energy — 2.5%
Apache Corp.	6.000%		37,000	2,451,620
El Paso Corp.	4.990%		9,000	10,588,500
Total Energy				13,040,120
Financials — 1.9%
Diversified Financial Services — 1.9%
CalEnergy Capital Trust III	6.500%		194,000	9,651,500	†
Utilities — 3.8%
Electric Utilities — 3.8%
Great Plains Energy Inc.	12.000%		65,370	4,168,645	†
NextEra Energy Inc.	7.000%		280,010	13,860,495
NextEra Energy Inc.	8.375%		33,881	1,681,853
Total Utilities				19,710,993
Total Convertible Preferred Stocks (Cost — $38,427,352)				42,835,493
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		25,950	16,322	*
Federal National Mortgage Association (FNMA)	7.000%		300	228	*
Federal National Mortgage Association (FNMA)	8.250%		17,650	9,884	*
Total Preferred Stocks (Cost — $1,105,960)				26,434

		Maturity Date	Face Amount
Asset-Backed Securities — 0.7%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.436%	1/25/34	$ 289,958	110,677	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.511%	6/25/34	126,652	36,311	(c)
Credit-Based Asset Servicing & Securitization LLC, 2006-CB2 AF4	5.704%	12/25/36	617,199	473,724
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(b)(d)(e)
Fremont Home Loan Trust, 2004-1 M5	1.911%	2/25/34	125,251	56,941	(c)
GSAA Home Equity Trust, 2007-4 A3A	0.561%	3/25/37	1,532,151	860,565	(c)
GSAA Home Equity Trust, 2007-6 A4	0.561%	5/25/47	1,720,000	1,088,607	(c)
GSAMP Trust, 2004-OPT M3	1.411%	11/25/34	239,783	101,192	(c)
MASTR Specialized Loan Trust, 2007-2 A	0.611%	5/25/37	398,787	200,737	(c)(d)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	350,000	358,898	(c)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	13

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
RAAC Series, 2007-RP3 A	0.641%	10/25/46	$ 454,989	$ 281,672	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.161%	3/25/34	389,160	177,590	(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	0	(b)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(b)(d)(e)
Total Asset-Backed Securities (Cost — $4,960,416)				3,746,916
Collateralized Mortgage Obligations — 1.3%
BCAP LLC Trust, 2006-AA1 A1	0.451%	10/25/36	1,052,589	635,862	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.592%	2/25/36	108,643	78,969	(c)
Countrywide Alternative Loan Trust, 2006-0A9 2A1A	0.471%	7/20/46	1,282,459	602,203	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	98,604
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.522%	8/25/20	1,398,799	129,632	(c)
Government National Mortgage Association (GNMA), 2010-H22 FE	0.604%	5/20/59	100,035	100,035	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.604%	8/20/58	200,077	199,827	(c)
JPMorgan Mortgage Trust, 2007-S3 1A74	6.000%	8/25/37	1,060,000	917,157
MASTR ARM Trust, 2003-3 3A4	2.537%	9/25/33	677,260	594,829	(c)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.606%	5/25/36	899,315	812,076	(c)(d)
Merit Securities Corp., 11PA B2	1.761%	9/28/32	160,396	144,432	(c)(d)
MLCC Mortgage Investors Inc., 2004-A B2	1.181%	4/25/29	242,120	95,176	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.141%	5/25/29	393,315	184,029	(c)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	859,270	814,342
Structured ARM Loan Trust, 2006-4 4A1	5.564%	5/25/36	639,928	500,711	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	7/25/37	145,738	136,660	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.183%	7/25/37	154,850	151,410	(c)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.332%	6/25/46	595,582	275,122	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.691%	6/25/37	638,795	343,092	(c)
Total Collateralized Mortgage Obligations (Cost — $7,562,543)				6,814,168

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 1.4%
Information Technology — 1.4%
Internet Software & Services — 1.4%
VeriSign Inc., Junior Subordinated Notes (Cost — $4,955,649)	3.250%	8/15/37	$ 6,500,000	$ 7,320,625	†
Corporate Bonds & Notes — 8.8%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.1%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	285,000	208,406	(d)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	660,000	347,325	(b)(e)(f)
Total Hotels, Restaurants & Leisure				555,731
Media — 0.1%
Comcast Corp.	5.700%	5/15/18	300,000	330,658
News America Inc., Senior Notes	6.650%	11/15/37	10,000	11,112
Time Warner Cable Inc.	5.850%	5/1/17	10,000	11,173
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	180,000	200,031
Total Media				552,974
Total Consumer Discretionary				1,108,705
Consumer Staples — 2.1%
Food & Staples Retailing — 2.1%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/37	10,825,000	10,436,004	(c)†
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	140,689	153,361
Kroger Co., Senior Notes	5.500%	2/1/13	60,000	64,934
Kroger Co., Senior Notes	6.150%	1/15/20	60,000	68,109
Total Food & Staples Retailing				10,722,408
Tobacco — 0.0%
Reynolds American Inc., Senior Notes	6.750%	6/15/17	110,000	123,111
Total Consumer Staples				10,845,519
Energy — 1.4%
Energy Equipment & Services — 0.0%
Transocean Inc., Senior Notes	5.250%	3/15/13	110,000	116,029
Oil, Gas & Consumable Fuels — 1.4%
Apache Corp., Senior Notes	5.625%	1/15/17	80,000	91,360
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	140,000	172,538
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	120,000	125,388
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	10,000	11,362
Kerr-McGee Corp., Notes	6.950%	7/1/24	80,000	87,152
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	187,930

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	15

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.375%	3/25/20	$ 30,000	$ 31,526
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	7,000,000	6,483,750	(c)†
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	108,000	122,138
Total Oil, Gas & Consumable Fuels				7,313,144
Total Energy				7,429,173
Financials — 2.6%
Capital Markets — 0.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	180,000	205,492
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,467
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	20,000	21,658
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	180,000	198,507
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	160,000	175,351
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	170,000	177,548
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	268,211
Total Capital Markets				1,057,234
Commercial Banks — 0.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,177	(c)(g)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	300,000	305,053	(d)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	104,357	(d)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	120,000	123,333	(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	150,000	149,017	(c)(d)(g)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	94,833	(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	20,000	18,357	(c)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	277,760
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	160,000	155,242
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	2,500,000	2,793,750	(c)(g)†
Total Commercial Banks				4,028,879
Consumer Finance — 0.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	220,000	219,450	(c)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	110,000	120,900
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	100,000	110,660
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	140,000	145,711
Total Consumer Finance				596,721

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 1.4%
Bank of America Corp., Senior Notes	5.650%	5/1/18	$ 190,000	$ 194,426
Citigroup Inc., Senior Notes	6.875%	3/5/38	320,000	356,108
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	330,000	360,413
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	10,000	9,937	(c)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	4,000,000	4,266,284	(c)(g)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	120,847
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	2,000,000	1,962,458	(c)†
Total Diversified Financial Services				7,270,473
Insurance — 0.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	290,000	299,890
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	410,000	387,450
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	10,000	11,740	(d)
Total Insurance				699,080
Total Financials				13,652,387
Health Care — 0.1%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	31,204
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	5.250%	3/15/11	100,000	100,852
WellPoint Inc., Notes	5.875%	6/15/17	20,000	22,387
WellPoint Inc., Senior Notes	5.000%	1/15/11	80,000	80,085
Total Health Care Providers & Services				203,324
Pharmaceuticals — 0.0%
Wyeth, Notes	5.950%	4/1/37	120,000	133,256
Total Health Care				367,784
Materials — 0.1%
Chemicals — 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,467
PPG Industries Inc., Senior Notes	6.650%	3/15/18	120,000	138,217
Total Chemicals				148,684
Metals & Mining — 0.0%
Vale Overseas Ltd., Notes	6.875%	11/21/36	156,000	171,987

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	17

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	$ 408,000	$ 328,440	(d)
Total Materials				649,111
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
AT&T Inc., Global Notes	5.600%	5/15/18	80,000	89,396
AT&T Inc., Senior Notes	6.400%	5/15/38	100,000	106,654
British Telecommunications PLC, Bonds	9.875%	12/15/30	40,000	53,448
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	112,126
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	60,000	61,495
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	130,000	139,993
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	120,000	132,068
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	120,000	133,190
Total Telecommunication Services				828,370
Utilities — 2.1%
Electric Utilities — 1.1%
FirstEnergy Corp., Notes	7.375%	11/15/31	125,000	132,128
FPL Group Capital Inc., Junior Subordinated Notes	6.350%	10/1/66	3,500,000	3,425,300	(c)†
FPL Group Capital Inc., Junior Subordinated Notes	6.650%	6/15/67	2,000,000	1,982,558	(c)†
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	140,000	148,886
Total Electric Utilities				5,688,872
Multi-Utilities — 1.0%
Dominion Resources Inc., Junior Subordinated Notes	6.300%	9/30/66	5,000,000	4,875,850	(c)†
Total Utilities				10,564,722
Total Corporate Bonds & Notes (Cost — $43,904,744)				45,445,771
Mortgage-Backed Securities — 2.0%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/13/41	1,300,000	1,385,517	(h)
FNMA — 0.8%
Federal National Mortgage Association (FNMA)	3.500%	1/19/26-1/13/41	1,200,000	1,203,438	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/13/41	1,800,000	1,791,000	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/13/41	600,000	616,031	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/13/41	100,000	105,141	(h)

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.500%	1/13/41-2/10/41	$ 300,000	$ 320,813	(h)
Federal National Mortgage Association (FNMA)	6.000%	1/13/41	200,000	217,406	(h)
Total FNMA				4,253,829
GNMA — 0.9%
Government National Mortgage Association (GNMA)	5.000%	1/15/40	1,641,996	1,758,548
Government National Mortgage Association (GNMA)	3.500%	1/20/41	100,000	96,313	(h)
Government National Mortgage Association (GNMA)	4.000%	1/20/41	1,300,000	1,307,931	(h)
Government National Mortgage Association (GNMA)	4.500%	1/20/41	700,000	726,907	(h)
Government National Mortgage Association (GNMA)	5.000%	1/20/41	100,000	106,329	(h)
Government National Mortgage Association (GNMA)	5.500%	1/20/41	200,000	216,156	(h)
Government National Mortgage Association (GNMA)	2.010%	7/20/60	150,654	157,584	(c)
Government National Mortgage Association (GNMA) II	5.500%	1/20/41	100,000	107,626	(h)
Total GNMA				4,477,394
Total Mortgage-Backed Securities (Cost — $10,009,520)				10,116,740
U.S. Government & Agency Obligations — 2.2%
U.S. Government Agencies — 0.5%
Federal Home Loan Bank (FHLB), Global Bonds	1.625%	7/27/11	1,770,000	1,783,202
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	100,000	110,545
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.375%	11/30/12	500,000	497,259
Total U.S. Government Agencies				2,391,006
U.S. Government Obligations — 1.7%
U.S. Treasury Bonds	4.375%	5/15/40	600,000	602,998
U.S. Treasury Bonds	4.250%	11/15/40	200,000	196,781
U.S. Treasury Notes	1.250%	8/31/15	4,520,000	4,396,762
U.S. Treasury Notes	2.125%	12/31/15	320,000	321,750
U.S. Treasury Notes	2.750%	5/31/17	200,000	202,578
U.S. Treasury Notes	2.250%	11/30/17	510,000	496,015
U.S. Treasury Notes	2.750%	12/31/17	690,000	691,617
U.S. Treasury Notes	3.500%	5/15/20	1,500,000	1,536,806

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	19

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.625%	8/15/20	$ 70,000	$ 66,374
U.S. Treasury Notes	2.625%	11/15/20	615,000	580,215
Total U.S. Government Obligations				9,091,896
Total U.S. Government & Agency Obligations (Cost — $11,596,389)				11,482,902
U.S. Treasury Inflation Protected Securities — 0.2%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	176,304	187,640
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	336,192	374,460	(i)
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	150,425	154,232
Total U.S. Treasury Inflation Protected Securities (Cost — $657,616)				716,332

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	215	2	*(a)(b)
Charter Communications Inc.		11/30/14	189	940	*
Total Warrants (Cost — $378)				942
Total Investments before Short-Term Investments (Cost — $459,527,675)				511,952,071

		Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $3,876,039; (Fully collateralized by U.S. government agency obligations, 3.875% due 10/14/25; Market value — $3,954,492) (Cost — $3,876,000)	0.120%	1/3/11	$ 3,876,000	3,876,000
Total Investments — 100.0% (Cost — $463,403,675#)				$515,828,071

*	Non-income producing security.
(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(b)	Illiquid security (unaudited).
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of December 31, 2010.
(f)	The maturity principal is currently in default as of December 31, 2010.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
†	All or a portion of these securities are held as collateral pursuant to a loan agreement.
#	Aggregate cost for federal income tax purposes is $463,608,457.

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

LMP Capital and Income Fund Inc.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	$123.00	6	$2,906
U.S. Treasury 10-Year Notes Futures, Put	1/21/11	118.00	5	1,250
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	115.00	6	1,032
Total Written Options (Premiums received — $7,960)				$5,188

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	21

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $463,403,675)	$ 515,828,071
Foreign currency collateral for purchased options on futures, at value (Cost — $1,328)	1,327
Foreign currency, at value (Cost — $167)	143
Receivable for securities sold	8,474,896
Dividends and interest receivable	2,447,819
Receivable from broker — variation margin on open futures contracts	10,629
Swaps, at value	153
Prepaid expenses	4,252
Total Assets	526,767,290

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	15,629,410
Investment management fee payable	370,634
Due to custodian	84,961
Interest payable (Note 5)	33,663
Directors’ fees payable	13,412
Written options, at value (premium received $7,960)	5,188
Accrued expenses	171,562
Total Liabilities	116,308,830
Total Net Assets	$ 410,458,460

Net Assets:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$ 29,964
Paid-in capital in excess of par value	559,713,252
Undistributed net investment income	2,032,848
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(203,724,833)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	52,407,229
Total Net Assets	$ 410,458,460

Shares Outstanding	29,964,106

Net Asset Value	$13.70

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends	$17,612,265
Interest	4,492,589
Less: Foreign taxes withheld	(149,999)
Total Investment Income	21,954,855

Expenses:
Investment management fee (Note 2)	3,934,853
Interest expense (Note 5)	1,190,271
Transfer agent fees	107,013
Legal fees	87,283
Directors’ fees	83,292
Audit and tax	76,501
Commitment fees (Note 5)	76,417
Shareholder reports	50,291
Stock exchange listing fees	23,996
Custody fees	20,987
Insurance	9,910
Miscellaneous expenses	11,075
Total Expenses	5,671,889
Net Investment Income	16,282,966

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,504,344
Futures contracts	(208,715)
REIT distributions	98,737
Written options	15,099
Short sales	(1,938)
Swap contracts	8,638
Foreign currency transactions	(4,492)
Net Realized Gain	2,411,673
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	35,058,686
Futures contracts	(5,041)
Written options	2,511
Swap contracts	153
Foreign currencies	(9)
Change in Net Unrealized Appreciation (Depreciation)	35,056,300
Net Gain on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	37,467,973
Increase in Net Assets from Operations	$53,750,939

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$ 16,282,966	$ 12,763,868
Net realized gain (loss)	2,411,673	(122,053,655)
Change in net unrealized appreciation (depreciation)	35,056,300	196,086,880
Increase in Net Assets From Operations	53,750,939	86,797,093

Distributions to Shareholders From (Note 1):
Net investment income	(16,180,617)	(15,581,335)
Decrease in Net Assets From Distributions to Shareholders	(16,180,617)	(15,581,335)
Increase in Net Assets	37,570,322	71,215,758

Net Assets:
Beginning of year	372,888,138	301,672,380
End of year*	$410,458,460	$ 372,888,138
* Includes undistributed net investment income of:	$2,032,848	$1,930,069

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2010 Annual Report

Statement of cash flows

For the Year Ended December 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$21,288,306
Operating expenses paid	(4,469,797)
Interest paid	(1,344,421)
Net sales and maturities of short-term investments	33,730,000
Realized loss on futures contracts	(208,715)
Realized gain on options	1,399
Realized gain on swap contracts	8,638
Realized loss on short sales	(1,938)
Realized loss on foreign currency transactions	(4,492)
Net change in unrealized depreciation on futures contracts	(5,041)
Net change in unrealized depreciation on foreign currencies	(9)
Purchases of long-term investments	(556,698,731)
Proceeds from disposition of long-term investments	483,805,933
Premium for written options	7,960
Change in payable to broker — variation margin	(13,657)
Cash deposits with brokers for futures contracts	(1,327)
Net Cash Used By Operating Activities	(23,905,892)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(16,180,617)
Proceeds from loan	40,000,000
Due to custodian	84,961
Net Cash Provided By Financing Activities	23,904,344
Net Decrease in Cash	(1,548)
Cash, Beginning of year	1,691
Cash, End of year	$143

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$53,750,939
Accretion of discount on investments	(172,089)
Amortization of premium on investments	37,846
Increase in investments, at value	(68,541,164)
Decrease in payable for securities purchased	(9,553,935)
Increase in interest and dividends receivable	(633,554)
Increase in premium for written options	43
Decrease in receivable for securities sold	1,363,335
Decrease in payable to broker — variation margin	(13,657)
Increase in deposits with brokers for futures contracts	(1,327)
Decrease in prepaid expenses	1,074
Decrease in interest payable	(154,150)
Increase in accrued expenses	10,747
Total Adjustments	(77,656,831)
Net Cash Flows Used by Operating Activities	$(23,905,892)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010	2009	2008[1,2]	2008[1,3]	2007[1,3]	2006[1,3]

Net asset value, beginning of year	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69

Income (loss) from operations:
Net investment income	0.54	0.43	0.11	0.31	0.13	0.48
Net realized and unrealized gain (loss)	1.26	2.46	(0.96)	(8.85)	3.22	2.18
Total income (loss) from operations	1.80	2.89	(0.85)	(8.54)	3.35	2.66

Less distributions from:
Net investment income	(0.54)	(0.52)	(0.28)	(0.20)	(0.01)	(0.55)
Net realized gains	—	—	—	(3.01)	(1.54)	(0.65)
Total distributions	(0.54)	(0.52)	(0.28)	(3.21)	(1.55)	(1.20)

Net asset value, end of year	$13.70	$12.44	$10.07	$11.20	$22.95	$21.15

Market price, end of year	$12.45	$10.35	$7.73	$9.07	$19.88	$18.19
Total return, based on NAV[4,5]	14.83%	29.52%	(7.43)%	(42.09)%	16.32%	13.89%
Total return, based on Market Price[5]	26.18%	42.02%	(11.44)%	(44.95)%	18.22%	13.24%

Net assets, end of year (000s)	$410,458	$372,888	$301,672	$335,588	$687,760	$633,888

Ratios to average net assets:
Gross expenses	1.49%	1.59%	3.10%[6]	2.72%	3.03%[7]	3.13%
Gross expenses, excluding interest expense	1.18	1.31	1.70 [6]	1.46	1.42 [7]	1.33
Net expenses[8,9]	1.49	1.59	3.10 [6]	2.72	3.03 [7,10]	3.13 [10]
Net expenses, excluding interest expense[8,9]	1.18	1.31	1.70 [6]	1.46	1.42 [7,10]	1.33 [10]
Net investment income	4.29	3.90	6.74 [6]	1.73	0.60	2.33

Portfolio turnover rate	49%[11]	135%[11]	8%	169%[11]	180%	193%

Supplemental data:
Loans Outstanding, End of Year (000s)	$100,000	$60,000	$100,000	$145,000	$170,000	$220,000
Asset Coverage for Loan Outstanding	511%	721%	402%	331%	505%	388%
Weighted Average Loan (000s)	$73,589	$66,192	$123,361	$168,497	$181,370	$220,000
Weighted Average Interest Rate on Loans	1.62%	1.44%	3.35%	3.89%	5.67%	5.26%

1	Per share amounts have been calculated using the average shares method.
2	For the period November 1, 2008 through December 31, 2008.
3	For the year ended October 31.
4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

8	Ratio includes commitment fees incurred on the line of credit.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Reflects fee waivers and/or expense reimbursements.
11

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 111% and 185% for the years ended December 31, 2010 and 2009, respectively, and 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

LMP Capital and Income Fund Inc. 2010 Annual Report	27

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$ 33,538,040	$ 466,891	—	$ 34,004,931
Industrials	49,404,955	—	$19,352	49,424,307
Other common stocks	300,016,510	—	—	300,016,510
Convertible preferred stocks:
Energy	2,451,620	10,588,500	—	13,040,120
Financials	—	9,651,500	—	9,651,500
Other convertible preferred stocks	20,143,873	—	—	20,143,873
Preferred stocks	26,434	—	—	26,434
Asset-backed securities	—	3,746,916	—	3,746,916
Collateralized mortgage obligations	—	6,814,168	—	6,814,168
Convertible bonds & notes	—	7,320,625	—	7,320,625
Corporate bonds & notes	—	45,445,771	—	45,445,771
Mortgage-backed securities	—	10,116,740	—	10,116,740
U.S. government & agency obligations	—	11,482,902	—	11,482,902
U.S. treasury inflation protected securities	—	716,332	—	716,332
Warrants	940	—	2	942
Total long-term investments	$405,582,372	$106,350,345	$19,354	$511,952,071
Short-term investments†	—	3,876,000	—	3,876,000
Total investments	$405,582,372	$110,226,345	$19,354	$515,828,071
Other financial instruments:
Futures contracts	$ 136,643	—	—	$136,643
Total return swaps	—	$ 153	—	153
Total other financial instruments	$ 136,643	$ 153	—	$ 136,796
Total	$405,719,015	$110,226,498	$19,354	$515,964,867

28	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$ 5,188	—	—	$ 5,188
Futures contracts	156,322	—	—	156,322
Options on futures	387	—	—	387
Total	$161,897	—	—	$161,897

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Asset- Backed Securities	Common Stocks	Warrants		Total
Balance as of December 31, 2009	$ 35	—	$ 0	*	$ 35
Accrued premiums/discounts	—	—	—		—
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(35)	$19,352	2		19,319
Net purchases (sales)	—	—	—		—
Transfers into Level 3	—	—	—		—
Transfers out of Level 3	(0)*	—	—		(0	)*
Balance as of December 31, 2010	—	$19,352	$ 2		$19,354
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[1]	—	$19,352	$ 2		$19,354

*	Value is less than $1.
1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the

LMP Capital and Income Fund Inc. 2010 Annual Report	29

terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the

30	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

LMP Capital and Income Fund Inc. 2010 Annual Report	31

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

32	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in

LMP Capital and Income Fund Inc. 2010 Annual Report	33

securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked to market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly

34	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(p) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

LMP Capital and Income Fund Inc. 2010 Annual Report	35

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$430	$(430)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps contracts and book/tax differences in the treatment of income from partnership investments.

(t) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

36	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2010, the Fund held written options with credit related contingent features which had a liability position of $5,188. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparty. As of December 31, 2010, the Fund had posted with its counterparty cash and securities as collateral to cover the net liability of all derivatives amounting to $126,076, which could be used to reduce the required payment.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

LMP Capital and Income Fund Inc. 2010 Annual Report	37

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments, including short sale activity (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$179,252,560	$367,892,236
Sales	104,105,259	378,520,940

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,032,014
Gross unrealized depreciation	(9,812,400)
Net unrealized appreciation	$52,219,614

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	14	$ 7,917
Options written	42	18,895
Options closed	(15)	(8,155)
Options exercised	(12)	(5,611)
Options expired	(12)	(5,086)
Written options, outstanding December 31, 2010	17	$ 7,960

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-year Notes	3	3/11	$ 657,947	$ 656,718	$ (1,229)
U.S. Treasury 10-year Notes	34	3/11	4,188,618	4,094,875	(93,743)
U.S. Treasury 30-year Bonds	13	3/11	1,646,308	1,587,625	(58,683)
U.S. Treasury ultra long-term Bonds	1	3/11	129,761	127,094	(2,667)
					(156,322)

Contracts to Sell:
U.S. Treasury 5-year Notes	69	3/11	8,259,237	8,122,594	136,643
Net unrealized loss on open futures contracts					$(19,679)

38	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following purchased options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 months Euribor, put	5	$98.75	1/17/11	$429	$42	$(387)

At December 31, 2010, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund†	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$183,951	1/12/40	1-Month LIBOR	IOS.FN30.400.09‡	—	$153*

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
‡	Markit Interest only Fannie Mae 30 year 4.00% fixed rate total return swap index.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$136,643
Swap contracts[3]	153
Total	$136,796

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Written options	$ 5,188
Futures contracts[2]	156,322
Options on futures	387
Total	$161,897

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

LMP Capital and Income Fund Inc. 2010 Annual Report	39

3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$ (13,700)	—	$ (13,700)
Written options	15,099	—	15,099
Futures contracts	(208,715)	—	(208,715)
Swap contracts	8,638	—	8,638
Forward foreign currency contracts	—	$(10,671)	(10,671)
Total	$(198,678)	$(10,671)	$(209,349)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Written options	$ 2,511
Futures contracts	(5,041)
Swap contracts	153
Total	$(2,377)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 3,815
Written options	5,513
Forward foreign currency contracts (to sell)†	135,634
Futures contracts (to buy)	7,380,402
Futures contracts (to sell)	11,308,450

Average Notional Balance‡
Interest rate swap contracts	7,692
Total return swap contracts	28,481

†  At December 31, 2010, there were no open positions held in this derivative.

‡  Amounts are denominated in U.S. dollars, unless otherwise noted.

40	LMP Capital and Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

5. Line of credit

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $150,000,000. Unless renewed, this agreement terminates on December 14, 2011. The interest on the loan is calculated at a variable rate based on LIBOR, plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2010 was $1,190,271. For the year ended December 31, 2010, the Fund incurred a commitment fee in the amount of $76,417. This is based on the prior agreement that was in effect for the period January 1, 2010 through December 15, 2010. For the year ended December 31, 2010 the Fund had an average daily loan balance outstanding of $73.6 million and the weighted average interest rate was 1.62%. At December 31, 2010 the Fund had $100,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. During the year ended December 31, 2010, no shares of common stock have been repurchased under this program.

This is the fourth repurchase program authorized by the Fund’s Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock.

7. Distributions subsequent to December 31, 2010

On February 14, 2011, the Fund’s Board of Directors declared a quarterly distribution of $0.15 per share, payable on March 25, 2011 to shareholders of record on March 18, 2011.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$16,180,617	$15,581,335

LMP Capital and Income Fund Inc. 2010 Annual Report	41

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,186,820
Capital loss carryforward*	(203,418,658)
Other book/tax temporary differences(a)	(255,365)
Unrealized appreciation (depreciation)(b)	52,202,447
Total accumulated earnings (losses) — net	$(149,284,756)

*  As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$ (51,940,897)
12/31/2016	(26,544,566)
12/31/2017	(121,685,830)
12/31/2018	(3,247,365)
$(203,418,658)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, tax deferral of losses on straddles, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

42	LMP Capital and Income Fund Inc. 2010 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Capital and Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Capital and Income Fund Inc., including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for the two-year period then ended, the period from November 1, 2008 to December 31, 2008, and the three-year period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Capital and Income Fund Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

LMP Capital and Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Capital and Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London,” and with ClearBridge and Western Asset, collectively, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. ClearBridge also made a presentation to the Board at the Contract Renewal Meeting regarding its sub-advisory services to the Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function

44	LMP Capital and Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager, ClearBridge and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, ClearBridge and Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset and by ClearBridge pursuant to the Sub-Advisory Agreement between the Manager and ClearBridge. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case,

LMP Capital and Income Fund Inc.	45

will supervise the activities of the delegee. Pursuant to this provision of the Western Asset-Sub-Advisory Agreement, Western Asset London helps Western Asset to provide portfolio management services for the Fund pursuant to the Sub-Advisory Agreement between Western Asset and Western Asset London. The Board also considered the brokerage policies and practices of the Manager and ClearBridge, the standards applied in seeking best execution, the policies and practices of the Manager and ClearBridge regarding soft dollars, the use of a broker affiliated with the Manager or ClearBridge, and the existence of quality controls applicable to brokerage allocation procedures.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager, ClearBridge and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged income and preferred stock closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of twenty-four funds, including the Fund, for the 1- and 3-year periods ended June 30, 2010 and of twenty-three funds for the 5-year period ended June 30, 2010, including the Fund. The Board noted that it had received and discussed with the Manager, ClearBridge and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2010 was ranked twenty-third and twenty-first, respectively, among the funds in the Performance Universe for that period and that the Fund’s performance for the 5-year period ended such date was

46	LMP Capital and Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ranked eighteenth among the funds in the Performance Universe for that period. In evaluating the Fund’s performance, the Board considered that responsibility for management of the equity portion of the Fund’s investment portfolio was assigned to a new portfolio management team in August 2009 and that the new portfolio management team has implemented significant changes to the Fund’s investment portfolio and program, the full effect of which may be determined only over a meaningful time frame. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmarks and in absolute terms. The Manager noted that the Performance Universe consists of income and preferred stock funds, making comparisons difficult in the case of the Fund, which is equity-focused. In explaining the Fund’s performance further, the Manager noted that the Fund’s performance during 2010 to the date of the Contract Renewal Meeting was strong when measured against the S&P 500®.

Based on its performance review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders, especially in light of the Fund’s limited performance experience under its new portfolio management team.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management, sub-advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to ClearBridge and Western Asset under their Sub-Advisory Agreements with the Manager are paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Advisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other funds classified by Lipper as leveraged income and preferred stock closed-end funds. The

LMP Capital and Income Fund Inc.	47

Expense Group funds had average net common share assets ranging from $57.0 million to $1.493 billion. Four of the funds in the Expense Group were larger than the Fund and six were smaller.

The Lipper Expense Information, comparing the contractual Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed that the contractual Management Fee was ranked sixth among the funds in the Expense Group and was at the median for the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fifth among the funds in the Expense Group and was better than the Expense Group median when measured on the basis of common share assets only, but was ranked seventh among the funds in the Expense Group and was worse than the Expense Group median when measured on the basis of common share and leveraged assets. The Fund’s total expenses were ranked second among the funds in the Expense Group, whether compared on the basis of common share assets only or on the basis of common share and leveraged assets.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund

48	LMP Capital and Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisers’ fees are paid by the Manager in the case of ClearBridge and Western Asset and by Western Asset in the case of Western Asset London. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 17 percent over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The profitability of the Fund was not regarded by the Board as excessive in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

LMP Capital and Income Fund Inc.	49

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions, and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

50	LMP Capital and Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Capital and Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

LMP Capital and Income Fund Inc.	51

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

52	LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

LMP Capital and Income Fund Inc.	53

Additional Officers:

Ted P. Becker
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

54	LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

LMP Capital and Income Fund Inc.	55

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2013 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

56	LMP Capital and Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Capital and Income Fund Inc.	57

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

58	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	3/19/2010	6/18/2010	9/17/2010	12/23/2010
Payable date:	3/26/2010	6/25/2010	9/24/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	70.87%	90.76%	90.76%	90.76%
Dividends qualifying for the dividends received deduction for corporations	60.10%	79.20%	79.20%	79.20%
Interest from federal obligations	1.88%	1.88%	1.88%	1.88%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

LMP

Capital and Income Fund Inc.

Directors	LMP Capital and Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	ClearBridge Advisors, LLC	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers		SCD
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company 1 Lincoln Street
Kaprel Ozsolak	Boston, MA 02111
Chief Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company 59 Maiden Lane
John Chiota	New York, NY 10038
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

   NOT PART OF THE ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD03548 2/11 SR11-1307

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,250 in 2009 and $67,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with procedures performed in connection with the agreed upon procedures for the calculations pursuant to the revolving credit and security agreement as of January 25, 2007 for the LMP Capital and Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Capital and Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2009 and $3,100 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Capital and Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Capital and Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Capital and Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Capital and Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Capital and Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  LMP Capital and Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved

(not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Capital and Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Western Asset Management Company and Western Asset Management
Company Limited (together, “Western Asset” or the “Firm”) Proxy Voting
Policy

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Mark Lindbloom Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; Portfolio Manager with Western Asset since 2006. Formerly, a Managing Director of Citigroup Asset Management and its predecessors from 1986-2006.

Hersh Cohen Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009	Co-portfolio manager of the fund; Chief Investment Officer, Managing Director and Senior Portfolio Manager with ClearBridge; Mr. Cohen has over forty years of investment industry experience.

Peter Vanderlee Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has ten years of investment management experience and twelve years of related investment experience.

Michael Clarfeld Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009	Co-portfolio manager of the fund; Director and Portfolio Manager with ClearBridge Advisors. Mr. Clarfeld has ten years of investment management experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech ‡	103 registered investment companies with $169.6 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 on in total assets under management**

Stephen A. Walsh ‡	103 registered investment companies with $169.6 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 billion in total assets under management**

Keith J. Gardner ‡	41 registered investment companies with $26.7 billion in total assets under management	7 Other pooled investment vehicles with $1.1 billion in assets under management	1 Other account with $0.2 billion in total assets under management

Michael C. Buchanan ‡	49 registered investment Companies with $29.7 billion in total assets Under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Ryan Brist ‡	11 registered investment Companies with $3.4 billion in total assets Under management	4 Other pooled investment vehicles with $6.1 billion in assets under management ***	17 Other accounts with $4.5 billion in total assets under management****

Mark Lindbloom ‡	22 registered investment Companies with $24.2 billion in total assets Under management	2 Other pooled investment vehicles with $80 million in assets under management	50 Other accounts with $15.1 billion in total assets under management+

Hersh Cohen	3 registered investment Companies with $3.9 billion in total assets Under management	0 Other pooled investment vehicle with $0 billion in assets under management	10,010 Other accounts with $2.6 billion in assets under management

Michael Clarfeld	4 registered investment Companies with $4.9 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	9,399 Other accounts with $1.6 billion in assets under management

Peter Vanderlee	4 registered investment Companies with $4.9 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	9,452 Other accounts with $1.6 billion in assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 81 accounts managed, totaling $19.4 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $70 million, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.
+	Includes 5 accounts managed, totaling $2.2 billion, for which advisory fee is performance based.

             ‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (Western Asset)

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest (Western Asset)

Conflicts of Interest

The manager, subadviser and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Compensation (ClearBridge Advisors)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.  The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values.  Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above.  ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Incentive Award

•                  ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products.  For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•                  Legg Mason Restricted Stock Deferral— a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock.  The award is paid out to employees in shares subject to vesting requirements.

•                  Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program.  These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers.  These include but are not limited to:

•                  Investment performance.  A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager.  Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups.  The greatest weight is generally placed on 3- and 5-year performance.

•                  Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•                  Overall firm profitability and performance;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Contributions for asset retention, gathering and client satisfaction;

•                  Contribution to mentoring, coaching and/or supervising;

•                  Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•                  Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/ or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Jeffrey D. Van Schaick	A
Hersh Cohen	A
Michael Clarfeld	D
Peter Vanderlee	E

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)              The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                              EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	February 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	February 28, 2011